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                                                                   EXHIBIT 10.26

THIS AGREEMENT HAS CONFIDENTIAL PORTIONS OMITTED, WHICH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH "[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]"


                                    FORM OF
                                AMENDMENT NO. 4
                                       TO
                       DMS-MTX CELLULAR SUPPLY AGREEMENT
                                    BETWEEN
                                ALAMOSA PCS LLC
                                      AND
                              NORTEL NETWORKS INC.


This Amendment No. 4 is made effective as of the _____ day of ______________, 2000, by and between Nortel Networks Inc. (successor in interest to Northern Telecom Inc.) ("Seller") and Alamosa PCS LLC ("Buyer").

WHEREAS, Buyer and Seller entered into a Supply Agreement dated December 21, 1998, as amended, for the sale and purchase of Seller's Equipment and Services ("Agreement"); and,

WHEREAS, Buyer and Seller now wish to, among other things, amend the Agreement to extend the Term and adjust Buyer's Volume Commitment; and

NOW, THEREFORE, in consideration of the mutual covenants herein contained, Buyer and Seller hereby agree to amend the Agreement as follows:

1. Amend Article 1 (Definitions), Section 1.46 by deleting the phrase "three years therefrom" and replacing it with "on July 1, 2002".

2. Amend Section 5.3 by deleting the reference to [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] and replacing it with [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

3. Amend Section 5.4 by deleting the section in its entirety and replacing it with the following:



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         "5.4 Until Buyer's total purchases under this Agreement exceed [TEXT
              OMITTED - CONFIDENTIAL TREATMENT REQUESTED] net Price in Equipment and Services, such Equipment and Services purchased and financed by Seller shall be subject to an additional [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] financing premium ("Financing Premium") over the Additional Affiliate pricing as set forth in Annex 1. For subsequent purchases (i.e., purchases of Equipment and Services in excess of [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] net Price), such Financing Premium shall no longer apply."

4. Except as specifically modified herein, the Agreement in all other respects shall continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be executed by their representatives being thereunto duly authorized.


ALAMOSA PCS LLC                                   NORTEL NETWORKS INC.

By:                                               By:
   -------------------------                         --------------------------

Name:                                             Name:
     -----------------------                           ------------------------
         (Type/Print)                                        (Type/Print)

Title:                                            Title:
      ----------------------                             ----------------------

Date:                                             Date:
      ----------------------                             ----------------------






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